Supplement dated August 6, 1998
                        to the Prospectuses of
         Flag Investors Short-Intermediate Income Fund, Inc.
                          dated May 1, 1998

       On June 30, 1998, the Fund's Board of Directors approved, subject to shareholder approval, a Sub-Advisory Agreement among the Fund, Investment Company Capital Corp. ("ICC") and Alex. Brown Capital Advisory & Trust Company ("ABCAT"). ABCAT was until June 30, 1998, a subsidiary of Bankers Trust Corporation, the indirect parent of ICC. On June 30, 1998, Bankers Trust sold ABCAT to a group including ABCAT's management and other investors.

       ABCAT, with offices at 19-21 South Street, Baltimore, Maryland 21202, is a trust company chartered under the laws of the State of Maryland. ABCAT employs M. Elliott Randolph, Jr. and Paul D. Corbin, who are also employees of ICC, and have managed the Fund's investments since its inception in 1990. Approval of the Sub-Advisory Agreement would ensure continuity of Fund management.

       The matter will be submitted to shareholders of the Fund at a meeting scheduled for September 25, 1998. Only shareholders of record of the Fund as of the close of business on August 7, 1998 will be entitled to vote on the proposal.



          PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE